Exhibit 5.4

DLA Piper LLP (US) The Marbury Building 6225 Smith Avenue Baltimore, Maryland 21209-3600 www.dlapiper.com T 410.580.3000 F 410.580.3001

May 3, 2012

Cenveo Corporation
One Canterbury Green
201 Broad Street
Stamford, Connecticut 06901

Re:	Cenveo Corporation: Registration Statement on Form S-4

Ladies and Gentlemen:

We have acted as special counsel to the following direct or indirect subsidiaries of Cenveo Corporation, a Delaware corporation (the “Issuer”), in connection with the Registration Statement on Form S-4 filed by the Issuer (File No. 333-180853-08) on April 20, 2012 (as amended through the date hereof, the “Registration Statement”), with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), as amended by Amendment No. 1 to the Registration Statement to be filed by the Issuer with the Commission on the date hereof (“Amendment No. 1”), relating to the issuance by the Issuer of $225,000,000 aggregate principal amount of its 11½% Senior Notes due 2017 (the “Exchange Notes”) and the issuance by the guarantors named in the Registration Statement (the “Guarantors”) of guarantees (the “Exchange Guarantees”) with respect to the Exchange Notes:  (a) Cenveo NIC, Inc., a Georgia corporation (“Cenveo NIC”), (b) Cadmus Interactive, Inc., a Georgia corporation (“Cadmus Interactive”), (c) Old TSI, Inc., a Georgia corporation (“Old TSI” and together with Cenveo NIC and Cadmus Interactive, the “Georgia Guarantors”), (d) Garamond Pridemark Press, Inc., a Maryland corporation (“Garamond”), (e) Port City Press, Inc., a Maryland corporation (“Port City Press” and together with Garamond, the “Maryland Guarantors”), (f) Nashua Corporation, a Massachusetts corporation (the “Massachusetts Guarantor”), (g) Washburn Graphics, Inc., a North Carolina corporation (“Washburn”), (h) Cadmus Direct Marketing, Inc., a North Carolina corporation (“Cadmus Direct Marketing” and together with Washburn, the “North Carolina Guarantors”), (i) Cadmus Printing Group, Inc., a Virginia corporation (“Cadmus Printing”), (j) Cadmus Journal Services, Inc., a Virginia corporation (“Cadmus Journal”), (k) Cadmus Financial Distribution, Inc., a Virginia corporation (“Cadmus Financial”), (l) Cadmus Technology Solutions, Inc., a Virginia corporation (“Cadmus Technology”), (m) Cadmus UK, Inc., a Virginia corporation (“Cadmus UK”), (n) Expert Graphics, Inc., a Virginia corporation (“Expert Graphics”), (o) Cadmus Marketing Group, Inc., a Virginia corporation (“Cadmus Marketing Group”), (p) Cadmus Marketing, Inc., a Virginia corporation (“Cadmus Marketing”), (q) Cadmus/O’Keefe Marketing, Inc., a Virginia corporation (“Cadmus/O’Keefe”), (r) Cadmus International Holdings, Inc., a Virginia corporation (“Cadmus International”), (s) VSUB Holding Company, a Virginia corporation (“VSUB” and together with Cadmus Printing, Cadmus Journal, Cadmus Financial, Cadmus Technology, Cadmus UK, Expert Graphics, Cadmus Marketing Group, Cadmus Marketing, Cadmus/O’Keefe and Cadmus International, the “Virginia Guarantors”).  (The Georgia Guarantors, the Maryland Guarantors, the Massachusetts Guarantor, the North Carolina Guarantors and the Virginia Guarantors are collectively referred herein as the “Applicable Subsidiary Guarantors”.)  This opinion is being provided in connection with the filing of Amendment No. 1 to the Registration Statement and replaces our opinion dated April 20, 2012, previously filed as Exhibit 5.4 to the Registration Statement.

The Exchange Notes, together with the Exchange Guarantees, will be offered by the Issuer in exchange for a like aggregate principal amount of the Issuer’s outstanding 11½% Senior Notes due 2017 (the “Old Notes”), which are guaranteed by the Guarantors (the “Old Guarantees”), upon the terms set forth in the Registration Statement and the form of letter of

Cenveo Corporation
May 3, 2012
Page Two

transmittal filed or to be filed as an exhibit thereto (hereinafter, the “Exchange Offer”). The Old Notes and Old Guarantees were issued, and the Exchange Notes and Exchange Guarantees will be issued, pursuant to an indenture dated as of March 28, 2012 among the Issuer, the Guarantors named therein and U.S. Bank National Association, as Trustee (the “Trustee”), relating to the 11½% Senior Notes due 2017 of the Issuer (the “Indenture”).

In rendering the opinions expressed herein, we have reviewed originals or copies, certified or otherwise identified to our satisfaction, of the following documents (collectively, the “Documents”):

(a)  A certificate executed by an officer of the Issuer and each of the Applicable Subsidiary Guarantors, dated as of April 20, 2012, as to certain factual matters, as supplemented by a certificate executed by an officer of the Issuer and each of the Applicable Subsidiary Guarantors, confirming and/or supplementing such factual matters, dated as of the date hereof (collectively, the “Officers’ Certificate”);

(b)  The Registration Statement as filed with the Commission, including Amendment No. 1 in the form to be filed with the Commission, each as certified in the Officers’ Certificate;

(c)  A copy of the Indenture, as certified in the Officers’ Certificate;

(d)  The Form of Global Note to represent the Exchange Notes (the “Form of Exchange Note”), as certified in the Officers’ Certificate;

(e)  The Form of Notation of Guarantee to evidence the Exchange Guarantees to be issued by Cenveo, Inc. and the other guarantors named therein relating to the Exchange Notes (the “Form of Exchange Guarantee”), as certified in the Officers’ Certificate;

(f)  A copy of the Registration Rights Agreement dated as of March 28, 2012 among the Issuer, Cenveo, Inc., the other Guarantors named therein and the initial purchasers named therein (the “Registration Rights Agreement”), as certified in the Officers’ Certificate;

(g)  A copy of the Purchase Agreement dated March 22, 2012, among the Issuer, Cenveo, Inc., the other Guarantors named therein and the Initial Purchasers named therein, as certified in the Officers’ Certificate;

(h)  The Form of T-1 of the Trustee filed as an exhibit to the Registration Statement, as certified in the Officers’ Certificate;

(i)  As to each of the Applicable Subsidiary Guarantors, the corporate records and certificates of public officials identified on the attached Exhibit A; and

(j)  Such other documents as we have considered necessary to the rendering of the opinions expressed herein.

We have assumed, without independent investigation, the following:  (i) the genuineness and authenticity of all Documents submitted to us as originals; (ii) the conformity to genuine, authentic originals of all Documents submitted to us as certified or photostatic copies or telecopies or portable document file (“.PDF”) copies; (iii) the legal competence of all

Cenveo Corporation
May 3, 2012
Page Three

natural persons executing any Document submitted to us; (iv) the due authorization, execution and delivery of all Documents by any party other than the Applicable Subsidiary Guarantors when due authorization, execution and delivery are a prerequisite to the effectiveness thereof and that such documents constitute a legally valid, binding and enforceable obligation to which such party is a signatory; (v) all signatures on all documents submitted to us (including signatures on photocopies, telecopies and .PDF copies) are genuine; (vi) each individual executing a certificate is authorized to do so and has knowledge about all matters stated therein; (vii) all public records reviewed are accurate and complete; and (viii) consideration that is fair and sufficient to support the obligations of each of the Applicable Subsidiary Guarantors has been and would be deemed by a court of competent jurisdiction to have been duly received by such Applicable Subsidiary Guarantor.  To the extent that the obligations of any Applicable Subsidiary Guarantor under the Exchange Guarantees may be dependent upon such matters, we have also assumed that:  (i) the Trustee under the Indenture has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization; (ii) the Trustee is duly qualified to engage in the activities contemplated by the Indenture, the Exchange Notes and the Exchange Guarantees; (iii) the Indenture has been duly authorized, executed and delivered by the Trustee and constitutes a legally valid, binding and enforceable obligation of the Trustee enforceable against the Trustee in accordance with its terms; and (iv) the Trustee is in compliance, generally and with respect to acting as trustee under the Indenture, the Exchange Notes and the Exchange Guarantee, with all applicable laws and regulations.  As to factual matters, we have relied solely upon, and assumed the accuracy, completeness, and genuineness of, the Officers’ Certificate.

Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

Georgia Guarantors:

1.  Each of the Georgia Guarantors is a corporation validly existing under the laws of the State of Georgia with the corporate power and authority to enter into and perform its obligations under the Exchange Guarantee to which it is a party.

2.  The execution and delivery by each of the Georgia Guarantors of the Exchange Guarantee to which it is a party and the performance of its obligations thereunder have been authorized by all necessary corporate action by each of the Georgia Guarantors.

Maryland Guarantors

3.  Each of the Maryland Guarantors is a corporation validly existing under the laws of the State of Maryland with the corporate power and authority to enter into and perform its obligations under the Exchange Guarantee to which it is a party.

4.  The execution and delivery by each of the Maryland Guarantors of the Exchange Guarantee to which it is a party and the performance of its obligations thereunder have been authorized by all necessary corporate action by each of the Maryland Guarantors.

Cenveo Corporation
May 3, 2012
Page Four

Massachusetts Guarantor

5.  The Massachusetts Guarantor is a corporation validly existing under the laws of the Commonwealth of Massachusetts with the corporate power and authority to enter into and perform its obligations under the Exchange Guarantee to which it is a party.

6.  The execution and delivery by the Massachusetts Guarantor of the Exchange Guarantee to which it is a party and the performance of its obligations thereunder have been authorized by all necessary corporate action by the Massachusetts Guarantor.

North Carolina Guarantors

7.  Each of the North Carolina Guarantors is a corporation validly existing under the laws of the State of North Carolina with the corporate power and authority to enter into and perform its obligations under the Exchange Guarantee to which it is a party.

8.  The execution and delivery by each of the North Carolina Guarantors of the Exchange Guarantee to which it is a party and the performance of its obligations thereunder have been authorized by all necessary corporate action by each of the North Carolina Guarantors.

Virginia Guarantors

9.  Each of the Virginia Guarantors is a corporation validly existing under the laws of the Commonwealth of Virginia with the corporate power and authority to enter into and perform its obligations under the Exchange Guarantee to which it is a party.

10.    The execution and delivery by each of the Virginia Guarantors of the Exchange Guarantee to which it is a party and the performance of its obligations thereunder have been authorized by all necessary corporate action by each of the Virginia Guarantors.

In addition to the qualifications set forth above, the foregoing opinion is further qualified as follows:

(i)  With respect to our opinions in Paragraphs 2, 4, 6, 8, and 10, we express no opinion as to whether any Applicable Subsidiary Guarantor may guarantee or otherwise become liable for obligations incurred by the Issuer or Cenveo, Inc. except to the extent such Applicable Subsidiary Guarantor may be determined to have benefited from the incurrence of such obligations by the Issuer or Cenveo, Inc. for such Applicable Subsidiary Guarantor’s corporate purposes.

(ii)  The opinions stated herein are subject to (a) any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether considered in a proceeding in equity or at law), and (c) public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification or contribution.  We express no opinion concerning the

Cenveo Corporation
May 3, 2012
Page Five

provisions of the Exchange Guarantees which provide for the jurisdiction of the courts of any particular jurisdiction, which may not be binding on the courts in the forums selected or excluded, the availability of specific performance, injunctive relief, or other equitable remedies or any waiver of jury trial.

(iii)  We have made no investigation as to, and we express no opinion concerning, the laws of any jurisdiction other than (A) with respect to our opinions in Paragraphs 1 and 2, the laws of the State of Georgia, (B) with respect to our opinions in Paragraphs 3 and 4, the laws of the State of Maryland, (C) with respect to our opinions in Paragraphs 5 and 6, the laws of the Commonwealth of Massachusetts, (D) with respect to our opinions in Paragraphs 7 and 8, the laws of the State of North Carolina, and (E) with respect to our opinions in Paragraphs 9 and 10, the laws of the Commonwealth of Virginia.

(iv)  We express no opinion as to compliance with the securities (or “blue sky”) laws of any jurisdiction.

(v)  The foregoing opinion is rendered as of the date hereof.  We assume no obligation to revise, update or supplement such opinion (i) should the present aforementioned laws of the Commonwealths of Massachusetts or Virginia or the States of Georgia, Maryland or North Carolina be changed by legislative action, judicial decision or otherwise after the date hereof, or (ii) to reflect any facts or circumstances that may hereafter come to our attention or changes in the law which may hereafter occur.

(vi)  This opinion is limited to the matters set forth herein, and no other opinion should be inferred beyond the matters expressly stated.

We hereby consent to the filing of this opinion with the Commission as Exhibit 5.4 to Amendment No. 1 to the Registration Statement and to the reference to our firm under the heading “Legal Matters” in the prospectus that is part of the Registration Statement. The giving of this consent, however, does not constitute an admission that we are “experts” within the meaning of Section 11 of the Act or within the category of persons whose consent is required by Section 7 of the Act.

We understand and agree that Ian Scheinmann, Esq., Senior Vice President, Legal Affairs, and counsel to the Issuer, may rely upon this opinion as if he were an addressee hereof for the purpose of providing the opinion to be delivered by him in connection with the Registration Statement.

Very truly yours,

DLA Piper LLP (US)

/s/ DLA Piper LLP (US)

Cenveo Corporation
May 3, 2012
Page Six

Exhibit A

1.	As to the Georgia Guarantors:

(a)            Cenveo NIC:

(i)          The Articles of Incorporation of Print Acquisitions, Inc. filed with the Corporations Division of the Secretary of State of the State of Georgia (the “Georgia Secretary of State”) on March 14, 2002, as amended by the Articles of Amendment filed with the Georgia Secretary of State on May 28, 2002 effecting a name change from “Print Acquisitions, Inc.” to “Printegra Corporation”, the Articles of Merger of Datagraphic, Inc., a New York corporation, and Printegra Corporation filed with the Georgia Secretary of State on June 14, 2002, effecting the merger of Datagraphic, Inc. with and into Printegra Corporation with Printegra Corporation as the surviving entity, and the Articles of Amendment filed with the Georgia Secretary of State on February 14, 2012 effecting a name change from “Printegra Corporation” to “Cenveo NIC, Inc.”, each as certified in the Officers’ Certificate;

(ii)          The Restated By-Laws of Printegra Corporation (now known as Cenveo NIC, Inc.), as amended as of March 21, 2012, as certified in the Officers’ Certificate;

(iii)          A short form good standing certificate issued by the Georgia Secretary of State with respect to Cenveo NIC, dated as of a recent date;

(b)            Cadmus Interactive:

(i)          The Articles of Incorporation of ModelMation, Inc. filed with the Georgia Secretary of State on February 26, 1990, as amended by the Articles of Amendment filed with the Georgia Secretary of State on October 12, 1994 effecting a name change from “ModelMation, Inc.” to “Cadmus Interactive, Inc.”, and the Application for Reinstatement filed with the Georgia Secretary of State on March 2, 2007, each as certified in the Officers’ Certificate;

(ii)          The Amended and Restated By-Laws of Cadmus Interactive, dated as of September 1, 1994, as amended as of March 21, 2012, as certified in the Officers’ Certificate; and

(iii)          A short form good standing certificate issued by the Georgia Secretary of State with respect to Cadmus Interactive, dated as of a recent date;

(c)            Old TSI:

(i)          The Articles of Incorporation of Three Score, Inc. filed with the Georgia Secretary of State on February 17, 1978, as amended by the Articles of Amendment filed with the Georgia Secretary of State on January 25, 2002 effecting a name change from “Three Score, Inc.” to “Old TSI, Inc.”, each as certified in the Officers’ Certificate;

Cenveo Corporation
May 3, 2012
Page Seven

(ii)          The Amended and Restated By-Laws of Three Score, Inc. (now known as Old TSI, Inc.), dated as of September 1, 1994, as amended on October 15, 1996 and March 21, 2012, as certified in the Officers’ Certificate; and

(iii)          A short form good standing certificate issued by the Georgia Secretary of State with respect to Old TSI, dated as of a recent date;

2.	As to the Maryland Guarantors:

(a)            Garamond:

(i)          The Articles of Consolidation of Garamond, Incorporated and Thomsen-Ellis-Hutton Company to Form Garamond/Pridemark Press, Inc. filed of record with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) on July 1, 1963, as amended by Articles of Amendment filed of record with the SDAT on December 15, 1966, and as modified or supplemented by Articles of Revival filed of record with the SDAT on January 15, 1998 and March 8, 2007 and resolutions filed of record as of December 11, 2007 and December 9, 2009, as certified in the Officers’ Certificate;

(ii)          The Amended and Restated By-Laws of Garamond/Pridemark Press, Inc. dated as of 1992, as certified in the Officers’ Certificate; and

(iii)          A short form good standing certificate issued by the SDAT with respect to Garamond, dated as of a recent date;

(b)            Port City:

(i)          The Articles of Incorporation of Port City Press, Inc. filed of record with the SDAT on February 14, 1961, as amended by Articles of Amendment filed of record with the SDAT on August 8, 1975 and July 25, 1977, as supplemented by Articles of Merger between Jayreco, Inc. and Port City Press, Inc., filed of record with the SDAT on February 28, 1979, with Port City Press, Inc. as the surviving entity, and as supplemented or modified by resolutions filed of record with the SDAT on August 29, 1961, July 1, 1974, August 31, 1992, September 1, 1994, October 16, 2007 and December 9, 2009, as certified in the Officers’ Certificate;

(ii)          The By-Laws of Port City Press, Inc., dated as of 1999, as certified in the Officers’ Certificate; and

(iii)          A short form good standing certificate issued by the SDAT with respect to Port City, dated as of a recent date;

3.	As to the Massachusetts Guarantor:

(a)            The Articles of Organization of Nashua Corporation filed with the Massachusetts Secretary of the Commonwealth on March 25, 2002 under the name Nashua MA Corporation, as amended by the Articles of Merger between Nashua MA Corporation and Nashua Corporation filed with the Massachusetts Secretary of the Commonwealth on June 12, 2002 effecting a merger of Nashua Corporation with and into Nashua MA Corporation as the surviving entity and effecting a change in the name from “Nashua MA Corporation”

Cenveo Corporation
May 3, 2012
Page Eight

to “Nashua Corporation”, the Articles of Merger between Nashua Corporation and Rittenhouse, L.L.C., an Illinois limited liability company, filed with the Massachusetts Secretary of the Commonwealth on December 31, 2002 and effective as of January 2, 2003 effecting a merger of Rittenhouse, L.L.C. with and into Nashua Corporation as the surviving entity, the Articles of Merger between Nashua Corporation and Nashua Photo, Inc., a Delaware corporation, filed with the Massachusetts Secretary of the Commonwealth on March 20, 2006 effecting a merger of Nashua Photo, Inc. with and into Nashua Corporation as the surviving entity, the Articles of Merger between Nashua Corporation and Nashua P.R., Inc., a Delaware corporation, filed with the Massachusetts Secretary of the Commonwealth on May 12, 2006 effecting a merger of Nashua P.R., Inc. with and into Nashua Corporation as the surviving entity, and the Articles of Merger between Nashua Corporation and NM Acquisition Corp., filed with the Massachusetts Secretary of the Commonwealth on September 15, 2009 effecting a merger of NM Acquisition Corp. with and into Nashua Corporation as the surviving entity, each as certified in the Officers’ Certificate;

(b)            The By-Laws of Nashua Corporation adopted by NM Acquisition Corp. on May 6, 2009, and became the By-Laws of Nashua Corporation upon consummation of the merger pursuant to the Agreement and Plan of Merger among Cenveo, Inc., NM Acquisition Corp. and Nashua Corporation dated May 6, 2009 (which amended the By-Laws to reflect the name of the surviving corporation as “Nashua Corporation”) and which merger was effective September 15, 2009, as certified in the Officers’ Certificate; and

(c)            A short form good standing certificate issued by the Massachusetts Secretary of the Commonwealth as to the Massachusetts Guarantor, dated as of a recent date;

4.	As to the North Carolina Guarantors:

(a)            Washburn Graphics:

(i)            The Articles of Incorporation of Washburn Graphics, Inc. filed with the North Carolina Department of the Secretary of State (the “NC DSS”) on November 29, 1973 and certified by the NC DSS as of August 17, 2007, the Articles of Amendment of Washburn Graphics filed with the NC DSS on April 23, 1982, the Articles of Merger of Washburn-Sub, Inc. into Washburn Graphics filed with the NC DSS on June 29, 1984, the Articles of Amendment of Washburn Graphics filed with the NC DSS on May 20, 1985, and the Articles of Merger or Share Exchange of Charlotte Letter Writing Company, Inc. into Washburn Graphics filed with the NC DSS on March 2, 1992, and as supplemented or modified by resolutions or changes of resident agent or address of resident agent filed with the NC DSS on April 18, 1979, August 28, 1986, February 4, 1993, February 10, 1993, April 12, 1995, October 17, 2007 and December 10, 2009, each as certified in the Officers’ Certificate;

(ii)            The Bylaws of Washburn Graphics, Inc., as amended on March 31, 1999 and March 21, 2012, as certified in the Officers’ Certificate; and

(iii)            The Certificate of Existence issued by the NC DSS as to Washburn Graphics, dated as of a recent date;

Cenveo Corporation
May 3, 2012
Page Nine

(b)            Cadmus Direct Marketing:

(i)            The Articles of Incorporation of Cadmus Direct Marketing filed with the NC DSS on December 21, 1989 and certified by the NC DSS as of August 17, 2007, the Articles of Amendment of Cadmus Direct Marketing filed with the NC DSS on July 14, 1994, and the Articles of Merger of Ronald James Direct, Inc. into Cadmus Direct Marketing, filed with the NC DSS on November 30, 1995, and as supplemented or modified by resolutions or changes of resident agent or address of resident agent filed with the NC DSS on April 24, 1995, December 13, 2007 and December 10, 2009, each as certified in the Officers’ Certificate;

(ii)            The Bylaws of Cadmus Direct Marketing Group, Inc., as amended on March 21, 2012, as certified in the Officers’ Certificate; and

(iii)            The Certificate of Existence issued by the NC DSS as to Cadmus Direct Marketing, dated as of a recent date;

5.	As to the Virginia Guarantors:

(a)            Cadmus Financial:

(i)            The Articles of Incorporation of Cadmus Financial Distribution, Inc. filed with the State Corporation Commission of the Commonwealth of Virginia (the “Virginia Corporation Commission”) on June 19, 1996, as certified in the Officers’ Certificate;

(ii)            The Bylaws of Cadmus Financial Distribution, Inc. as adopted on June 19, 1996, as amended on March 21, 2012, as certified in the Officers’ Certificate;

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to Cadmus Financial, dated as of a recent date;

(b)            Cadmus International:

(i)            The Articles of Incorporation of Cadmus Publishing Group, Inc. filed with the Virginia Corporation Commission on June 27, 1995 and effective as of June 28, 1995, as amended by Articles of Amendment filed with Virginia Corporation Commission effective as of November 8, 1999 effecting a change of name from “Cadmus Publishing Group, Inc.” to “Cadmus International Holdings, Inc.”, as certified in the Officers’ Certificate;

(ii)            The Bylaws of Cadmus Publishing Group, Inc. (now known as Cadmus International Holdings, Inc.), as adopted June 1995, as amended on March 21, 2012, as certified in the Officers’ Certificate;

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to Cadmus International, dated as of a recent date;

Cenveo Corporation
May 3, 2012
Page Ten

(c)            Cadmus Journal:

(i)            The Articles of Incorporation of Cadmus Journal Services, Inc., filed under the name of Herndon, Lester and Ivey Company, Incorporated with the Virginia Corporation Commission on December 24, 1904, as amended by Articles of Amendment filed with Virginia Corporation Commission on April 27, 1908 effecting a change of name from “Herndon, Lester and Ivey Company, Incorporated” to “Herndon & Lester, Incorporated”, and Articles of Amendment filed with Virginia Corporation Commission on January 29, 1913 effecting a change of name from “Herndon & Lester, Incorporated” to “The William Byrd Press Incorporated”, and Articles of Amendment filed with Virginia Corporation Commission on March 31, 1928, May 4, 1929, October 5, 1951, January 23, 1953, December 28, 1961, November 8, 1962, March 1, 1968, January 22, 1969, April 13, 1977, November 9, 1977, Articles of Merger of Garrett & Massie, Inc. into The William Byrd Press, Incorporated filed on September 12, 1979, Articles of Merger of Santype-Byrd, Inc. into The William Byrd Press, Incorporated filed on December 28, 1982, Articles of Amendment filed on March 24, 1983, Articles of Merger of The William Byrd Press, Incorporated and Byrd-Sub, Inc. filed on June 30, 1984, Articles of Amendment filed on March 29, 1985, and Articles of Merger of Lancaster Press, Inc. and Cadmus Journal Services, Inc. with and into The William Byrd Press, Incorporated filed with Virginia Corporation Commission on June 30, 1998 pursuant to which The William Byrd Press, Incorporated was the surviving entity and effecting a change of name from “The William Byrd Press, Incorporated” to “Cadmus Journal Services, Inc.”, each as certified in the Officers’ Certificate.

(ii)            The Bylaws of The William Byrd Press, Incorporated (now known as Cadmus Journal Services, Inc.), as amended on January 28, 1982, August 1, 1984, October 15, 1996, and March 21, 2012, as certified in the Officers’ Certificate;

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to Cadmus Journal, dated as of a recent date;

(d)            Cadmus Marketing Group:

(i)            The Articles of Incorporation of Cadmus Marketing Group, Inc. filed with the Virginia Corporation Commission on June 27, 1995 and effective as of June 28, 1995, as certified in the Officers’ Certificate;

(ii)            The Bylaws of Cadmus Marketing Group, Inc. as adopted June 28, 1995, as amended on March 21, 2012, as certified in the Officers’ Certificate;

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to Cadmus Marketing Group, dated as of a recent date;

(e)            Cadmus Marketing:

(i)            The Articles of Incorporation of Cadmus Marketing, Inc. filed with the Virginia Corporation Commission and effective as of July 1, 1992, as certified in the Officers’ Certificate;

(ii)            The Bylaws of Cadmus Marketing, Inc. as adopted July 2, 1992, as amended on March 21, 2012, as certified in the Officers’ Certificate;

Cenveo Corporation
May 3, 2012
Page Eleven

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to Cadmus Marketing, dated as of a recent date;

(f)            Cadmus Printing:

(i)            The Articles of Incorporation of Cadmus Printing Group, Inc. filed with the Virginia Corporation Commission on June 27, 1995 and effective as of June 28, 1995, as certified in the Officers’ Certificate;

(ii)            The Bylaws of Cadmus Printing Group, Inc. as adopted June 28, 1995, as amended on March 21, 2012, as certified in the Officers’ Certificate;

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to Cadmus Printing, dated as of a recent date;

(g)            Cadmus Technology:

(i)            The Articles of Incorporation of Software Acquisition Subsidiary, Inc. filed with the Virginia Corporation Commission and effective as of October 12, 1995, as amended by Articles of Amendment filed with Virginia Corporation Commission effective as of November 17, 1995 effecting a change of name from “Software Acquisition Subsidiary, Inc.” to “Cadmus Software Services, Inc.” and Articles of Amendment filed with Virginia Corporation Commission effective as of November 4, 1996 effecting a change of name from “Cadmus Software Services, Inc.” to “Cadmus Technology Solutions, Inc.”, as certified in the Officers’ Certificate;

(ii)            The Bylaws of Software Acquisition Subsidiary, Inc. (now known as Cadmus Technology Solutions, Inc.), as amended on March 21, 2012, as certified in the Officers’ Certificate;

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to Cadmus Technology, dated as of a recent date;

(h)            Cadmus UK:

(i)            The Articles of Incorporation of Cadmus UK, Inc. filed with the Virginia Corporation Commission on and effective as of November 8, 1999, as certified in the Officers’ Certificate;

(ii)            The Bylaws of Cadmus UK, Inc., as amended on March 21, 2012, as certified in the Officers’ Certificate;

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to Cadmus UK, dated as of a recent date;

Cenveo Corporation
May 3, 2012
Page Twelve

(i)            Cadmus/O’Keefe:

(i)            The Articles of Incorporation of Cadmus/O’Keefe Marketing, Inc. filed with the Virginia Corporation Commission on and effective as of September 12, 1996, as certified in the Officers’ Certificate;

(ii)            The Bylaws of Cadmus/O’Keefe Marketing, Inc., as amended on March 21, 2012, as certified in the Officers’ Certificate;

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to Cadmus/O’Keefe, dated as of a recent date;

(j)            Expert Graphics:

(i)            The Articles of Incorporation of Expert Byrd, Inc. filed with the Virginia Corporation Commission on and effective as of January 29, 1981, as modified by the Articles of Merger of Expert Graphics, Inc. with and into Expert Byrd, Inc. filed with the Virginia Corporation Commission on February 12, 1981, effecting the merger of Expert Graphics, Inc. with and into Expert Byrd, Inc. with Expert Byrd, Inc. as the surviving entity and effecting a change of name of the surviving entity from “Expert Byrd, Inc.” to “Expert Graphics, Inc.” and the Articles of Merger of Cadmus Color Center, Inc. with and into Expert Graphics, Inc. filed with the Virginia Corporation Commission on January 1, 1996, effecting the merger of Cadmus Color Center, Inc. with and into Expert Graphics, Inc. with Expert Graphics, Inc. as the surviving entity, as certified in the Officers’ Certificate;

(ii)            The Bylaws of Expert Byrd, Inc. (now known as Expert Graphics, Inc., as amended on October 15, 1996, March 31, 1999 and March 21, 2012, as certified in the Officers’ Certificate;

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to Expert Graphics, dated as of a recent date;

(k)            VSUB:

(i)            The Articles of Incorporation of VSUB Holding Company filed with the Virginia Corporation Commission on and effective as of March 31, 1993, as certified in the Officers’ Certificate;

(ii)            The Bylaws of VSUB, as amended on March 21, 2012, as certified in the Officers’ Certificate;

(iii)            A short form good standing certificate issued by the Virginia Corporation Commission with respect to VSUB, dated as of a recent date;

Cenveo Corporation
May 3, 2012
Page Thirteen

6.
As to all of the Applicable Subsidiary Guarantors other than the Maryland Guarantors, resolutions duly adopted by unanimous consent dated March 22, 2012 of the Boards of Directors of each of the Georgia Guarantors, the Massachusetts Guarantor, the North Carolina Guarantors and the Virginia Guarantors, among others, relating to the authorization, execution and delivery of the Indenture, the Form of Exchange Note and the Form of Exchange Guarantee, the offer, issuance and sale of the Old Notes and the Old Guarantees and the Exchange Notes and the Exchange Guarantees, and the authorization of the Exchange Offer and the transactions contemplated thereby, as certified in the Officers’ Certificate.

7.
As to all of the Maryland Guarantors, resolutions duly adopted by unanimous written consent dated March 22, 2012 of the Boards of Directors of each of the Maryland Guarantors, among others, relating to the authorization, execution and delivery of the Indenture, the Form of Exchange Note and the Form of Exchange Guarantee, the offer, issuance and sale of the Old Notes and the Old Guarantees and the Exchange Notes and the Exchange Guarantees, and the authorization of the Exchange Offer and the transactions contemplated thereby, as certified in the Officers’ Certificate.

* * *